Exhibit 99.4

                     Certification pursuant to Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------


In connection with the Quarterly Report Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 on Form 10-Q of DA Consulting Group, Inc. (the "COMPANY") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Dennis
C. Fairchild, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                         /s/ Dennis  C.  Fairchild
                         -------------------------------
                         Name:  Dennis  C.  Fairchild
                         Title:    Chief  Financial  Officer
                         Date:     November  12,  2002


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